SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2003

                        Commission File Number: 000-50004

                           Filtering Associates, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               84-1556886
------                                                               ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

18  Technology, Suite 208, Irvine, California                             92618
---------------------------------------------                             -----
(Address of principal executive offices)                             (Zip Code)


                                  949.510.9647
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On August 8, 2003, Kevin Frost, President and a director of Filtering Associates, Inc., a Nevada corporation (the "Registrant") purchased 200,000 shares for $10,000 to provide working capital to the Registrant. The source of that $10,000 was the personal funds of Mr. Frost. As a result of this transaction, Mr. Frost directly and personally owns 1,180,000 shares of the Issuer's common stock which comprises 45.5% of the Issuer's total issued and outstanding shares. Mr. Frost has sole voting and dispositive power as to the 1,180,000 shares he owns directly.

On August 8, 2003, Edward Wiggins, the Registrant's Treasurer, Chief Financial Officer and a director purchased 500,000 shares of the Registrant's common stock for $25,000 to provide working capital to the Registrant. The source of that of that $10,000 was the personal funds of Mr. Wiggins. As a result of this transaction, Mr. Wiggins directly and personally owns 500,000 shares of the Issuer's common stock which comprises 19.3% of the Issuer's total issued and outstanding shares. Mr. Wiggins has sole voting and dispositive power as to the 500,000 shares he owns directly.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 8, 2003 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class              Name and Address of Beneficial        Amount and Nature of Beneficial          Percent of Class
                            Owner                                 Owner
------------------------    ----------------------------------    ------------------------------------     ------------------
                            Kevin Frost                                    1,180,000 shares                      45.5%
Common Stock                18 Technology, Suite 208                      President, Director
                            Irvine, CA  92618
------------------------    ----------------------------------    ------------------------------------     ------------------
                            Natalie Hoss                                     10,000 shares                        0.4%
Common Stock                18 Technology, Suite 208                      Secretary, Director
                            Irvine, CA  92618
------------------------    ----------------------------------    ------------------------------------     ------------------
                            Edward Wiggins                                  500,000 shares                       19.3%
Common Stock                18 Technology, Suite 208              Chief Financial Officer, Treasurer,
                            Irvine, CA  92618                                  Director
------------------------    ----------------------------------    ------------------------------------     ------------------
                            All directors and named                        1,690,000 shares                      65.2%
Common Stock                executive officers as a group
------------------------    ----------------------------------    ------------------------------------     ------------------

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Filtering Associates, Inc.


August 8, 2003                  By:      /s/ Kevin Frost
                                           ------------------------------
                                           Kevin Frost, President and
                                           Chief Executive Officer